Accrued Expenses and Other Liabilities (Details) - Schedule of accrued expenses and other liabilities - USD ($) $ in Thousands	Jun. 30, 2022		Dec. 31, 2021
Schedule Of Accrued Expenses And Other Liabilities Abstract
Employees and related institutions	$ 1,409		$ 313
Accrued expenses	7,160	[1]	933
Other payables	352		286
Total accrued expenses and other payables	$ 8,924		$ 1,532

[1]	Includes USD 6.5 million accrued expenses from Gix Group, which USD 6.1 million are related to media suppliers.